OMB APPROVAL

OMB Number:	3235-0059
Expires:	January 31, 2008
Estimated average burden hours per response	14

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Northern States Financial Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

NORTHERN STATES FINANCIAL CORPORATION
1601 N. Lewis Avenue
Waukegan, Illinois 60085
Telephone (847) 244-6000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF
NORTHERN STATES FINANCIAL CORPORATION
TO BE HELD ON May 18, 2006

       NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Northern States Financial Corporation will be held on Thursday, May 18, 2006, at 4:30 p.m., at the office of the NorStates Bank, 1601 N. Lewis Avenue, Waukegan, Illinois.
      A Proxy Statement and Proxy for this Annual Meeting are enclosed. The Annual Meeting is for the purpose of considering and voting on the following matters:
      1. The election of ten directors, each to serve a one year term;

2.	The ratification of the appointment of Plante & Moran, PLLC as independent auditors of the Company for the year ending December 31, 2006; and
      3. Such other business as may properly come before the meeting or any adjournments thereof.
      Pursuant to the Bylaws of the Company, the Board of Directors has fixed April 3, 2006 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of record of the Company’s Common Stock at the close of business on such date will be entitled to vote at the Annual Meeting or any adjournments thereof.
      EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR BY SUBMITTING A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING.

By Order of the Board of Directors:

Helen Rumsa
Secretary

Waukegan, Illinois
April 20, 2006

DIRECTORS
BOARD MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS OF THE COMPANY
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
REPORT OF THE COMPENSATION AND EMPLOYEE BENEFITS COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
COMPANY PERFORMANCE
RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS
STOCKHOLDER PROPOSALS
OTHER BUSINESS
STOCKHOLDER COMMUNICATIONS

NORTHERN STATES FINANCIAL CORPORATION
1601 N. Lewis Avenue
Waukegan, Illinois 60085
Telephone (847) 244-6000

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 18, 2006

       This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Northern States Financial Corporation, a Delaware corporation, of proxies for use at the Annual Meeting of Stockholders of the Company to be held on May 18, 2006, at 4:30 p.m., at the office of NorStates Bank, 1601 N. Lewis Avenue, Waukegan, Illinois. This Proxy Statement and the accompanying proxy are being mailed to the stockholders on or about April 20, 2006.
      Your proxy is being solicited by the Board of Directors of the Company. The solicitation of proxies will be made by mail except for any incidental solicitation on the part of directors and officers, without additional remuneration, of the Company and of its affiliates in person, by telephone or by facsimile. The Company will bear the cost of solicitation of proxies and it may reimburse brokers and others for their expenses in forwarding solicitation material to beneficial owners of the Company’s stock.
      Stockholders are urged to specify the way they wish to vote their shares by marking the appropriate boxes on the enclosed proxy card. Any proxy given by the stockholder may be revoked at any time before it is exercised. A proxy may be revoked by filing with the Secretary of the Company a written revocation or by submitting a duly executed proxy bearing a later date. Any stockholder present at the Annual Meeting may revoke his or her proxy and vote in person on each matter brought before the Annual Meeting. The shares represented by the enclosed proxy card will be voted as specified by the stockholders. If no choice is specified, the proxy will be voted FOR the election of the nominees as directors and FOR the ratification of the appointment of the independent auditors. Directors are elected by a plurality of the votes cast. Accordingly, abstentions and broker non-votes will not affect the outcome of the election. With respect to proposal 2, shares represented by proxies which are marked “abstain” as to such matter will be counted as votes cast, which will have the same effect as a negative vote on such matter. Proxies relating to shares held in “street name” which are voted by brokers on one, but not both, matters will be treated as shares present for purposes of determining the presence of a quorum, but will not be treated as votes cast as to such matter not voted upon.
      It is the intention of the persons named in the enclosed proxy, unless authorization to do so is withheld, to vote the proxies received by them FOR the election of the director nominees named in this Proxy Statement. If, prior to the Annual Meeting, any nominee should become unavailable for election, an event which is not anticipated by the Board, the proxies will be voted for election of such substitute nominee or nominees as the Board of Directors may propose.
      The 2005 Annual Report of the Company, including the consolidated financial statements, is being sent to stockholders concurrently with this Proxy Statement.
      On April 3, 2006, the record date selected by the Board of Directors for the determination of stockholders entitled to vote at the Annual Meeting, the Company had 4,295,105 shares of Common Stock, $.40 par value per share, outstanding. For each matter to be voted upon at the Annual Meeting, each issued and outstanding share, as of the record date, is entitled to one vote.

DIRECTORS
      The Board of Directors of the Company as of April 3, 2006 consists of ten directors. The Board of Directors has nominated all of the incumbent directors for reelection upon recommendation of the Nominating and Corporate Governance Committee. The following table sets forth certain information regarding each nominee for the Board of Directors of the Company. If elected, each director will serve until the next annual meeting or until a successor is elected and qualified.

		Director	Principal Occupation and Positions Held with the Company
Name	Age(1)	Since	During the Past Five Years.

Fred Abdula	80	1984	Director, Chairman of the Board and Chief Executive Officer. Owner and President of Air Con Refrigeration and Heating, Inc. a heating and air conditioning contracting firm.
Helen Rumsa	81	1984	Director and Secretary. Secretary of Bertrand Bowling Lanes, Inc., a bowling establishment.
Kenneth W. Balza	68	1988	Director. Retired President, Bank of Waukegan.
Theodore A. Bertrand	49	2005	Director. Independent Contractor for RE/ Max Showcase, a realty firm.
Jack H. Blumberg	74	1991	Director. Managing partner of Blumberg & Co., a real estate company.
Frank Furlan	76	1984	Director. Owner and President of Northern Illinois Survey Co., a civil engineering consulting firm dealing with land development and municipal engineering services.
Harry S. Gaples	70	1987	Director. President of Kleinschmidt Inc. Kleinschmidt provides car location message services to shippers and value added network services for business documents electronically exchanged.
James A. Hollensteiner	74	1991	Director. Retired Chairman of the Board and President, First Federal Bank, fsb.
Allan Jacobs	70	2005	Director. CPA of Counsel for Evoy, Kamshulte, Jacobs & Co., LLP Certified Public Accountants, a public accounting firm.
Raymond M. Mota	56	1996	Director. Owner and President of Mota Construction Co., Inc. a general building construction and contracting firm.

(1)	At December 31, 2005
      The Board of Directors has determined that all of the directors, other than Mr. Abdula, are “independent” within the meaning of the rules of the Nasdaq Stock Market.
BOARD MEETINGS AND COMMITTEES
OF THE BOARD OF DIRECTORS OF THE COMPANY
      During 2005, the Company’s Board of Directors held thirteen meetings and each incumbent director attended 75% or more of the aggregate board and committee meetings of the Company on which he or she served with the exception of Mr. Hollensteiner who attended 64% of the aggregate board and committee meetings on which he served. Mr. Ryskiewicz, who had been a member of the Board of Directors during 2005, resigned from the Board on January 15, 2006 due to health reasons.

      Audit Committee. The Company’s Audit Committee is comprised of the following directors: Mr. Jacobs (Chairman), Mr. Blumberg (Vice Chairnan), Mr. Gaples, Mr. Hollensteiner, and Ms. Rumsa. Mr. Jacobs and Mr. Hollensteiner were both designated by the Board as “audit committee financial experts” as defined in SEC rules. Mr. Jacobs was designated as an “audit committee financial expert” based on his knowledge of financial accounting and internal controls from his past experience as a Certified Public Accountant and as a former partner with an accounting firm and Mr. Hollensteiner from his experience serving as Chairman of the Board and President of the former financial institution, First Federal Bank, fsb.
      The Audit Committee’s function is to oversee the work of the Company’s internal audit staff and outsourced internal auditors and arrange for and oversee the annual consolidated audit of the Company, and its subsidiary, NorStates Bank, by independent auditors. The Audit Committee is solely responsible for the selection of the independent auditors. Among other responsibilities, the Audit Committee also reviews the scope of the audit, the financial statements, the independent auditors’ management letter and management’s responses thereto and preapproves fees charged by the independent auditors for audits and special assignments. The Audit Committee met nine times in 2005. This included several meetings with representatives of Crowe Chizek and Company LLC, the Company’s independent auditors for fiscal 2005, with and without management present, to discuss the results of its examinations, its observations concerning our internal controls and the overall quality of our financial reporting. Similar meetings were held with representatives of management. During 2005, the Audit Committee also met with the independent auditors, the internal auditor and with various representatives of outsourcing firms that assisted the internal auditor, representatives of management, and reviewed the Company’s progress with meeting the various requirements of the Sarbanes-Oxley Act. Mr. Jacobs, as Audit Committee Chairman, also held and attended numerous meetings during the year relating to financial controls and Company compliance with the Sarbanes-Oxley Act. Each member of the Audit Committee is independent as defined in the Nasdaq listing standards and meets the SEC’s heightened independence requirements for audit committee members. A copy of the Committee’s charter was filed as an appendix to the Company’s proxy statement for its 2005 annual meeting of stockholders.
      Compensation and Employee Benefits Committee. The Company’s Compensation and Employee Benefits Committee is comprised of the entire Board of Directors with the exception of Mr. Abdula. Mr. Furlan is Chairman of the committee. The committee met once in 2005. The principal function of the Compensation and Employee Benefits Committee is to annually review the compensation paid to employees of the Company and its subsidiaries, to establish guidelines for salary increases for such employees and to oversee and administer the profit sharing plans and welfare benefit plans. All members of the Compensation and Employee Benefits Committee are independent in accordance with NASDAQ Stock Market rules.
      Nominating and Corporate Governance Committee. Prior to December 2005, the Company’s Nominating and Corporate Governance Committee was comprised of Mr. Blumberg (Chairman), Mr. Furlan, Ms. Rumsa, and Mr. Ryskiewicz. Since February 2006, the Company’s Nominating and Corporate Governance Committee is comprised of Mr. Blumberg (Chairman), Mr. Furlan, Ms. Rumsa, and Mr. Jacobs. The Committee met one time in 2005 and in February 2006 and nominated the slate of directors standing for nomination at the 2006 Annual Meeting.
      The principal functions of the Nominating Committee and Corporate Governance Committee are to select persons to be nominated by the Board of Directors and to consider corporate governance principles and make recommendations to the Board of Directors of corporate governance policies and guidelines. All members of the Nominating and Corporate Governance Committee are independent directors in accordance with NASDAQ listing standards. A copy of the Committee’s charter was filed as an appendix to the Company’s proxy statement for its 2005 annual meeting of stockholders.
      Board Nomination Process. The Nominating and Corporate Governance Committee is responsible for recommending a slate of nominees to the Board of Directors for approval. The process for identifying and evaluating nominees to the Board of Directors is initiated by considering the appropriate balance of experience, skills and characteristics appropriate for the Company’s Board of Directors given the current needs of the Company. In identifying a slate of candidates who meet the criteria for selection as nominees and have the specific qualities or skills being sought, the Committee will consider input from members of the Board.

The committee generally considers re-nomination of incumbent directors provided they continue to meet the qualification criteria determined appropriate by the committee.
      Criteria for Board Nomination. Nominees for director are selected on the basis of their depth and breadth of experience, standing in the community, wisdom, integrity, ability to make independent analytical inquiries, understanding of the Company’s business, and willingness to devote adequate time to Board duties. The Committee believes qualified incumbent directors are generally uniquely positioned to provide stockholders the benefit of continuity of leadership and seasoned judgement gained through experience as a director of the Company. The value of these benefits may outweigh other factors. The Company’s Nominating and Corporate Governance Committee also seeks to insure that at least a majority of the directors are independent under the rules of the Nasdaq Stock Market, and that at least one of them qualifies as an “audit committee financial expert” under the rules of the Securities and Exchange Commission.
      Stockholder Recommendations. The committee will use a similar process to evaluate candidates recommended by stockholders.
      To recommend a prospective nominee for the committee’s consideration, please submit the candidate’s name and qualifications to the Chairman of the Nominating and Corporate Governance Committee. Submissions must (a) the proposed nominee’s name and qualifications (including five year employment history with employer names and a description of the employer’s business, whether such individual can read and understand basic financial statements and board memberships (if any)) and the reason for such recommendation, (b) the name and the record address of the stockholder or stockholders proposing such nominee, (c) the number of shares of stock of the Company which are beneficially owned by such stockholder or stockholders, and (d) a description of any financial or other relationship between the stockholder or stockholders and such nominee or between the nominee and the Company or any of its subsidiaries. The submission must be accompanied by a written consent of the individual to stand for election if nominated by the board and to serve if elected by the stockholders. Recommendations received by December 21, 2006 will be considered for nomination at the 2007 Annual Meeting of Stockholders.
      All Directors serve on the Board of Directors of both the Company and its subsidiary bank, NorStates Bank. On November 10, 2005, the Company’s former subsidiary banks, Bank of Waukegan and First State Bank of Round Lake, were merged and the resultant bank’s name was changed to NorStates Bank. Directors receive no compensation for serving on the Board of Directors of the Company or for any committee meetings. During 2005, Directors received $800 for each NorStates Bank Board of Directors meeting, with the exception of Ms. Rumsa, who receives $1,200 for each such meeting as compensation for responsibilities for recording the minutes of each Board and committee meeting and Mr. Jacobs, who receives $1,400 for each such meeting as compensation for being the Chairman of the Audit Committee.
REPORT OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
      This report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, or the Securities Exchange Act of 1934 and shall not otherwise be deemed filed under either such Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.
      The Audit Committee assists the Board of Directors in carrying out its oversight responsibilities for the financial reporting process, audit process and internal controls.
      The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2005 with management and the independent auditors, Crowe Chizek and Company LLC (“Crowe Chizek”). The committee also discussed with Crowe Chizek the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards) and received and discussed the written disclosures and the letter from Crowe Chizek required by the Independence Standards Board Statement No. 1 (Independence Discussions with Audit/ Compliance Committees). The Audit Committee has reviewed the relationship of the Company’s independent auditor with the Company, including audit fees and fees for other services rendered. The Audit Committee does not believe that the rendering of these services by Crowe Chizek is incompatible with maintaining Crowe Chizek’s independence. Based on this review and discussions with management and Crowe Chizek, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2005, which were filed with the SEC.
      The foregoing report is submitted by the Audit Committee.

Jack H. Blumberg	Harry S. Gaples	James A. Hollensteiner
Allan Jacobs	Helen Rumsa
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
      The directors and executive officers of the Company and their associates are, as they have been in the past, customers of, and have had transactions with, NorStates Bank, and additional transactions may be expected to take place in the future between such persons and the Bank. All outstanding loans from the Bank to such persons and their associates were made in the ordinary course of business of the Bank on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than normal risk of collectibility or present other unfavorable features. Any future transactions, including loans, between the Company (including the Bank) and its officers, directors and affiliates will be approved by a majority of disinterested directors and will be on terms no less favorable to the Company than could be obtained from unaffiliated parties.
      At December 31, 2005, loans to executive officers and directors of the Company totaled $135,000 or 0.19% of stockholders’ equity. Unused commitments to make loans to executive officers and directors of the Company totaled $2,120,000.
      The Company made payments totaling $55,000 in 2005 to companies owned by officers or directors of Company. Payments totaling $42,000 for maintenance and replacement of heating and air conditioning systems owned by the Company were paid to Air Con Refrigeration and Heating, Inc. in 2005, a company owned by Mr. Abdula. Payments totaling $13,000 for review of site plans and proposed plat of subdivisions were paid in 2005 to Northern Illinois Survey Company, a company owned by Mr. Furlan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
      The following table sets forth information with respect to the beneficial ownership of the Company’s Common Stock as of April 7, 2006, by (i) each director, (ii) each executive officer, and (iii) all executive officers and directors as a group. Beneficial ownership means the sole or shared power to vote or dispose of such securities.

	Number of	Percent
Name of Director Nominee or Executive Officer	Shares	Ownership

Fred Abdula(1)	863,765	20.1%
Kenneth W. Balza	22,571	.6%
Theodore A. Bertrand	340,120	7.9%
Jack H. Blumberg	8,710	.2%
Frank Furlan	34,800	.8%
Harry S. Gaples	86,300	2.0%
James A. Hollensteiner	48,500	1.1%
Allan Jacobs	5,300	.1%
Raymond M. Mota	23,975	.6%
Helen Rumsa	68,500	1.6%

All director nominees and executive officers of the Company (10 persons)	1,502,541	35.0%

(1)	Includes 15,000 shares held in a trust for the benefit of Mr. Abdula’s sister, an aggregate of 2,400 shares held in various trusts for the benefit of Mr. Abdula’s children and 70 shares held by the Air Con Employees Pension Plan.
      To the Company’s knowledge, the following table lists persons who beneficially own 5% or more of the Company’s Common Stock as of April 7, 2005, except for Mr. Fred Abdula and Mr. Theodore A. Bertrand, whose interest is set forth above.

	Amount of
	Beneficial	Percent
Name and Address of Beneficial Owner	Ownership	Ownership

Thomas Bertrand	349,000	8.1%
17585 West Bridle Trail Rd.
Gurnee, IL 60031
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such officers, directors and ten percent stockholders are also required by the SEC rules to furnish the Company with copies of such forms that they file pursuant to Section 16(a). Based solely on its review of the copies of such forms received by the Company, or on written representations from certain reporting persons that no other reports were required for such persons, the Company believes that, during fiscal year 2005, all Section 16(a) filing requirements were timely complied with as applicable to its officers and directors, with the exception of Mr. Abdula who made one late Form 4 filing in 2005.

EXECUTIVE COMPENSATION
      The following table sets forth the compensation paid by the Company and its subsidiaries for services rendered in all capacities, including amounts paid for service as a director, for each of the years ended December 31, 2005, 2004 and 2003, to the Company’s Chief Executive Officer. The Company had no other executive officers during these time periods. Mr. Abdula’s biographical information is set forth under “Directors” in this Proxy Statement.
SUMMARY COMPENSATION TABLE

	Annual Compensation

				Other Annual	All Other
Name and Principal Position	Year	Salary	Bonus	Compensation(1)	Compensation(2)

Fred Abdula Chairman of the	2005	$156,000	$0	$9,600	$4,680
Board, President and CEO	2004	156,000	0	9,600	7,923
	2003	156,000	35,500	8,400	8,420

(1)	Consists of director fees.

(2)	Consists of the contribution to Mr. Abdula’s account in the Company’s Profit Sharing Plan.
REPORT OF THE COMPENSATION AND EMPLOYEE BENEFITS COMMITTEE
OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
      The Compensation and Employee Benefits Committee of the Board of Directors established the general compensation policies of the Company and establishes the compensation plans and specific compensation levels for executive officers. This Committee’s report documents the components of the Company’s executive officer compensation programs and describes the basis on which 2005 compensation determinations were made by the Committee with respect to the officers of the Company, including the Company’s Chief Executive Officer.
      The Compensation and Employee Benefits Committee is comprised of the entire Board of Directors with the exception of Mr. Abdula. The Chairman is Mr. Furlan who is an independent director who has no interlocking relationship as defined by the SEC.
      The Committee considers all elements of compensation when determining individual components of pay. The Committee relies in part on recommendations from the Chairman and President of the Company, regarding compensation levels for the Company’s officers and officers of its subsidiary, NorStates Bank, excluding him.
      Compensation Program Components. The Compensation and Employee Benefits Committee regularly reviews the Company’s compensation program to ensure that pay levels and incentive opportunities are competitive and reflect the performance of the Company. This entails an evaluation of both the total compensation levels and the individual components, as weighted relative to one another, of the compensation program for officers including base salary and annual incentives. In determining competitive levels, the Committee obtains and utilizes information such as compensation surveys and comparative analyses of compensation data in other proxy statements, outside compensation consultants and other sources. The Company’s incentive plans are designed to link directly to financial performance measures; therefore, the actual value of an executive’s compensation package will vary based on the performance of the Company.
      Following is a description of the elements of the Company’s executive compensation and how each relates to the Company’s compensation objectives and policies:
      Base Salary. The Compensation and Employee Benefits Committee reviews the Chief Executive Officer’s salary annually. In determining the appropriate executive salary level, the Committee considers the level and scope of responsibility, experience, a subjective evaluation of overall Company performance, individual performance, return on equity, as well as pay practices of other banking companies relating to executives of similar responsibility. No specific weightings are assigned to these criteria.

      The Committee approves all salary changes for the Company’s Chief Executive Officer, and bases salary changes on a combination of factors such as performance, salary level relative to the competitive market, the salary budget for the Company.
      By design, the Compensation and Employee Benefits Committee strives to pay the Chief Executive Officer a salary that is in line with competitive market levels. In defining the competitive market, the Committee includes companies in the financial institutions industry with an average size and location comparable to the Company.
      Annual Incentives. The Compensation and Employee Benefits Committee believes maximum performance can be encouraged through the use of an appropriate bonus program.
      Each year the Committee reviews the annual bonus for Mr. Abdula. In rating the performance of and in determining the amount of annual bonus payment for Mr. Abdula, the Committee considers the overall effectiveness of Mr. Abdula in guiding the affairs of the Company as evaluated by corporate performance for the year and by progress toward long-range objectives and strategies.
      Compensation of the Chief Executive Officer. Mr. Abdula became Chairman of the Board of the Bank of Waukegan in June 1982. With the merger of the Bank of Waukegan and First State Bank of Round Lake on November 10, 2005, Mr. Abdula became Chairman of the Board of the resultant entity, NorStates Bank. When the Company was formed in 1984 as the parent bank holding company of the Bank of Waukegan, Mr. Abdula became Chairman and Chief Executive Officer of the Company. His compensation package has been designed to encourage short and long-term Company performance in line with the interests of the stockholders. A portion of his compensation is at risk, in the form of the annual incentive bonus.
      Annually, the Compensation and Employee Benefits Committee receives an analysis on all aspects of the Chief Executive Officer’s remuneration and the relationship of the Chief Executive Officer’s compensation to comparative data. During its review, the Committee primarily considers the Company’s overall performance (earnings growth, asset growth and total stockholder return), adherence to the Company’s strategic plan and the development of sound management practices. No specific weightings are assigned to these factors. Therefore, although there is necessarily some subjectivity in setting the Chief Executive Officer’s salary, major elements of the compensation package are directly tied to Company performance. Additionally, in its review of management performance and compensation, the Committee has also taken into account the Chief Executive Officer’s consistent commitment to the long-term success of the Company.
      In accordance with the Committee’s established procedures and policies noted above, the Committee set the base salary for the Chief Executive Officer at its meeting of December 10, 2005, at $156,000 for 2005, unchanged from 2004.
      In consideration of the annual bonus incentive, the Chief Executive Officer’s bonus is based primarily on financial performance and return to stockholders. The Company’s financial performance for 2005, as measured by basic earnings per share, was expected to be below that which had been achieved for fiscal 2004. Accordingly, the Chief Executive Officer had recommended that no bonus be paid to him for 2005. The Committee, taking the Chief Executive Officer’s request into consideration, chose to pay no bonus to the Chief Executive Officer in 2005.
      Mr. Abdula’s total direct compensation (base salary) for 2005, is below the mid-point of the competitive market for 2005.
      This report shall not be deemed incorporated by reference into any filing under the Securities Act and the Exchange Act, except to the extent that the Company specifically incorporated this information by reference, and shall not otherwise be deemed filed under such Acts.
      The foregoing report is submitted by the Compensation and Employee Benefits Committee.

Kenneth W. Balza	Theodore A. Bertrand	Jack H. Blumberg	Frank Furlan
Harry S. Gaples	James A. Hollensteiner	Allan Jacobs	Raymond M. Mota
Helen Rumsa	Frank Ryskiewicz

COMPANY PERFORMANCE
      This following performance graph shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, or the Securities Exchange Act of 1934 and shall not otherwise be deemed filed under either such Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.
      The following line graph shows a comparison of the cumulative returns for the Company, the Nasdaq Market Value Index and an index of peer corporations selected by the Company, for the past five years.
      The following graph compares the performance of the Company with that of the Nasdaq Market Value Index, and a group of peer corporations with the investment weighted on market capitalization for the past five years. Corporations in the peer group include the following northern Illinois bank holding companies as follows: Corus Bankshares, Inc., First Oak Brook Bankshares, Inc., MB Financial, Inc., Princeton National Bankcorp, Inc., UnionBancorp, Inc. and Wintrust Financial Corporation.
COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
AMONG NORTHERN STATES FINANCIAL CORP.,
NASDAQ MARKET INDEX AND PEER GROUP INDEX
ASSUMES $100 INVESTED ON
JAN. 01, 2001
ASSUMES DIVIDEND

	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05

Northern States	$100.00	$120.79	$160.83	$171.29	$193.06	$121.33
Peer Group	100.00	122.60	146.17	215.40	287.53	304.55
Nasdaq Index	100.00	79.71	55.60	83.60	90.63	92.62

RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS
      The Audit Committee has selected Plante & Moran, PLLC (“Plante Moran”) as independent auditors for the Company for the year ending December 31, 2006. [Representatives of Plante Moran are expected to attend the meeting. They will be given an opportunity to respond to appropriate questions from stockholders present at the meeting.]
      Change in Accountants. The Company’s independent auditors with respect to the fiscal years ended December 31, 2005 and 2004 was Crowe Chizek and Company LLC. On March 31, 2006, the Audit Committee of the Board of Directors of the Company dismissed Crowe Chizek as the Company’s independent auditor. The dismissal was effective for the fiscal year which commenced January 1, 2006.
      As disclosed in the Company’s Current Report on Form 8-K dated March 31, 2006:

(1) Crowe Chizek’s audit reports on the Company’s consolidated financial statements as of December 31, 2005 and 2004 and for the fiscal years then ended did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

(2) In connection with the audits of the Company’s financial statements for each of the two most recent fiscal years ended December 31, 2005 and 2004 through the date hereof, there were no disagreements between the Company and Crowe Chizek on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Crowe Chizek’s satisfaction, would have caused Crowe Chizek to make reference to the matter in its reports. During the two most recent fiscal years and through the date hereof, there have been no “reportable events” as defined in Regulation S-K, Item 304(a)(1)(v).

(3) Pursuant to Item 304(a)(3) of Regulation S-K, the Company provided Crowe Chizek with a copy of the foregoing disclosures and requested that Crowe Chizek provide a letter addressed to the SEC stating its agreement with the statements set forth above. A copy of Crowe Chizek’s letter to the SEC was filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K/ A dated March 31, 2006.
      During the fiscal years ended December 31, 2005 and December 31, 2004 and the subsequent period prior to engaging Plante Moran, the Company did not consult with Plane Moran regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).
      The Board of Directors recommends ratification of the selection of Plante & Moran, PLLC as independent auditors.
      Audit Fees. The aggregate fees billed by Crowe Chizek for professional services rendered for the audit of the Company’s annual financial statements and the audit of management’s assessment of internal controls pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 for the fiscal year ended December 31, 2005, including the reviews of its financial statements included in the Company’s quarterly reports on Form 10-Q, were $367,347. The aggregate fees billed by Crowe Chizek for professional services rendered for the audit of the Company’s annual financial statements and the audit of management’s assessment of internal controls pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 for the fiscal year ended December 31, 2004 and for the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q were $393,200.
      Audit-Related Fees. In 2005 and 2004, Crowe Chizek provided services related to the production of templates for use in the Company’s internal control attestation efforts. In addition, fees were also paid to Crowe Chizek in 2005 and 2004 for preparation of Form 5500 and attachments for the Northern States Financial Corporation Employees Group Benefits Plan, reading of the Form 10K, agreed upon procedures related to the Bank’s collateral pledged for FHLB advances, and accounting matters regarding other real estate owned and problem loans. Total amount of fees billed to Crowe Chizek and Company LLC in 2005 and 2004 for such services were $26,113 and $48,150, respectively.
      Tax Fees. The aggregate fees billed by Crowe Chizek for professional services rendered for tax compliance, tax advice, and tax planning were $19,500 for the fiscal year ended December 31, 2005 and $22,925 for the fiscal year ended December 31, 2004. Such services consisted of assistance in the preparation of Federal and state income tax filings.
      All Other Fees. There were no other fees incurred during 2005. During the year ended 2004, fees totaling $9,200 were paid to Crowe Chizek related to maintenance services for non-transactional websites, including licensing of calculators used on the websites.
      The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. For each proposed service, the independent auditors must provide detailed back-up documentation at the time of approval.
      All of the services provided by the independent auditors in 2005 and 2004 were pre-approved by the Audit Committee.
STOCKHOLDER PROPOSALS
      If a stockholder intends to present a proposal at the Company’s 2007 Annual Meeting of Stockholders and desires that the proposal be included in the Company’s Proxy Statement and form of proxy for that meeting, the proposal must be in compliance with Rule 14a-8 under the Exchange Act and received at the Company’s principal executive offices not later than December 21, 2006. As to any proposal that a stockholder intends to present to stockholders without inclusion in the Company’s Proxy Statement for the Company’s 2007 Annual Meeting of Stockholders, the proxies named in management’s proxy for that meeting will be entitled to exercise their discretionary authority on that proposal unless the Company receives notice of the matter to be proposed not later than March 6, 2007. Even if proper notice is received on or prior to March 7, 2007, the proxies named in management’s proxy for that meeting may nevertheless exercise their discretionary authority with respect to such matter by advising stockholders of such proposal and how they intend to exercise their discretion to vote on such matter, unless the stockholder making the proposal solicits proxies with respect to the proposal to the extent required by Rule 14a-4(c)(2) under the Exchange Act. Such proposals should be addressed to Helen Rumsa, Secretary, Northern States Financial Corporation, 1601 N. Lewis Avenue, Waukegan, IL 60085.
OTHER BUSINESS
      At this date, management knows of no business to be presented at the meeting which has not been described above. If, however, some other matter should be presented, it is intended that the enclosed proxy will be voted in accordance with the judgment of the person or persons voting the proxy.
STOCKHOLDER COMMUNICATIONS
      Generally, stockholders who have questions or concerns regarding the Company should contact by mail Fred Abdula, Chairman of the Board, Northern States Financial Corporation, 1601 N. Lewis Avenue, Waukegan, IL 60085 or by telephone at (847) 244-6000 Ext. 238. However, any stockholders who wish to address questions regarding the business or affairs of the Company directly with the Board of Directors, or any individual director, should direct his or her questions in writing to any director or to all directors c/o Helen Rumsa, Secretary, Northern States Financial Corporation, 1601 N. Lewis Avenue, Waukegan, IL 60085.

      Any employee, officer, stockholder or other interested party that has an interest in communicating with the Board of Directors regarding financial matters, may do so by directing communication to the Chairman of the Audit Committee.
      We have a policy of encouraging director attendance at the annual stockholders’ meeting. All of our directors attended our 2005 annual stockholders’ meeting.
      A COPY OF COMPANY’S ANNUAL REPORT ON THE FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2005 AS FILED WITH THE SEC WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS UPON WRITTEN REQUEST TO THOMAS M. NEMETH, VICE PRESIDENT & TREASURER, NORTHERN STATES FINANCIAL CORPORATION, 1601 N. LEWIS AVENUE, WAUKEGAN, IL 60085.

By Order of the Board of Directors

Helen Rumsa
Secretary
Waukgean, Illinois
April 20, 2006
      YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS. ALTHOUGH YOU MAY PLAN TO ATTEND THE MEETING, IT IS IMPORTANT THAT YOU EXECUTE, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY EITHER IN WRITING OR IN PERSON AT THE ANNUAL MEETING PRIOR TO ITS BEING VOTED.

PROXY
NORTHERN STATES FINANCIAL CORPORATION
Annual Meeting of Stockholders, May 18, 2006
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
     The undersigned stockholder of Northern States Financial Corporation hereby appoint Fred Abdula and Frank Furlan as proxies, each with the power to appoint a substitute and hereby authorizes them to vote all such shares of such Company as to which the undersigned is entitled to vote at the Annual Meeting of Stockholders of such Company and at all adjournments thereof, to be held at NorStates Bank, 1601 N. Lewis Avenue, Waukegan, Illinois on Thursday, May 18, 2006, at 4:30 P.M., in accordance with the following instructions.
     THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED, IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTORS AND FOR RATIFICATION OF PLANTE & MORAN, PLLC AS INDEPENDENT AUDITORS AND, WITH DISCRETIONARY AUTHORITY, AS TO ANY AND ALL OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.
(Continued and to be signed on the reverse side)
ANNUAL MEETING OF STOCKHOLDERS OF
NORTHERN STATES FINANCIAL CORPORATION
May 18, 2006
Please date, sign and mail your proxy
card in the envelope provided as soon as
possible.
Please detach along perforated line and mail in the envelope provided.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR
BLACK INK AS SHOWN HERE    ☒

				FOR	AGAINST	ABSTAIN
1. ELECTION OF OFFICERS: ☐ FOR ALL NOMINEES ☐ WITHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below) (See Instructions below)	NOMINEES ( ) Fred Abdula ( ) Kenneth W. Balza ( ) Theodore A. Bertrand ( ) Jack H. Blumberg ( ) Frank Furlan ( ) Harry S. Gaples ( ) Allan J. Jacobs ( ) James A. Hollensteiner ( ) Raymond M. Mota ( ) Helen Rumsa	2.	The ratification of the appointment of Plante & Moran, PLLC as independent auditors for the Company for the year ending December 31, 2006.	☐	☐	☐

INSTRUCTION:	To withhold authority to any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: (filled)

To change the address on your account, please check the box at right and indicate your new address in the space above. Please note that changes to the registered name(s) on the account may not be submitted via this method
☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:
Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If a signer is a partnership, please sign in partnership name by authorized person.